                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                               Pegasus Capital, LLC

Address:                            C/O Pegasus Capital Advisors, L.P.
                                    99 River Road
                                    Cos Cob, CT 06807

Date of Event Requiring Statement:  05/25/12

Name:                               PCA LSG Holdings, LLC

Address:                            C/O Pegasus Capital Advisors, L.P.
                                    99 River Road
                                    Cos Cob, CT 06807

Date of Event Requiring Statement:  05/25/12

Name:                               Pegasus Capital Advisors, L.P.

Address:                            99 River Road
                                    Cos Cob, CT 06807

Date of Event Requiring Statement:  05/25/12

Name:                               Pegasus Capital Advisors GP, L.L.C.

Address:                            99 River Road
                                    Cos Cob, CT 06807

Date of Event Requiring Statement:  05/25/12